As submitted for review by the Securities and Exchange Commission on December 9,
                                      1997



                                                      REGISTRATION NO. 333-40551

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                            ------------------------

                              DISCOVERY ZONE, INC.
             (Exact name of Registrant as specified in its charter)

                           --------------------------

            DELAWARE                            7990                           36-3877601
(State or Other Jurisdiction of     (Primary Standard Industrial            (I.R.S. Employer
 Incorporation or Organization)     Classification Code Number)           Identification No.)

                            ------------------------

                                565 TAXTER ROAD
                                  FIFTH FLOOR
                            ELMSFORD, NEW YORK 10523
                                 (914) 345-4500
                        ATTENTION: ANDREW M. SMITH, ESQ.

                             (Registrant's Address)
                            ------------------------

                                   COPIES TO:

                             STEPHEN T. GIOVE, ESQ.
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                            ------------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET
                     LOCATION IN PROSPECTUS OF INFORMATION
                         REQUIRED BY PART I OF FORM S-4

ITEM NO.                        CAPTION                                      LOCATION IN PROSPECTUS
---------  --------------------------------------------------  --------------------------------------------------

Item 1     Forepart of Registration Statement and Outside
           Front Cover Page of Prospectus....................  Facing Page of Registration Statement;
                                                               Cross-Reference Sheet; Outside Front Cover Page

Item 2     Inside Front and Outside Back Cover Pages of
           Prospectus........................................  Inside Front Cover Page; "Available Information";
                                                               Outside Back Cover Page

Item 3     Risk Factors, Ratio of Earnings to Fixed Charges
           and Other Information.............................  "Summary"; "Risk Factors"; "Selected Historical
                                                               Financial Data"; "Financial Statements"

Item 4     Terms of the Transaction..........................  "Summary"; "The Exchange Offer"; "Description of
                                                               Exchange Notes"; "Certain U.S. Federal Income Tax
                                                               Considerations"

Item 5     Pro Forma Financial Information...................  "Selected Historical Financial Data"

Item 6     Material Contracts with the Company Being
           Acquired..........................................  Not applicable

Item 7     Additional Information Required for Reoffering by
           Persons and Parties Deemed to Be Underwriters.....  Not applicable

Item 8     Interests of Named Experts and Counsel............  "Legal Matters"

Item 9     Disclosure of Commission Position on
           Indemnification for Securities Act Liabilities....  Not applicable

Item 10    Information with Respect to S-3 Companies.........  Not applicable

Item 11    Incorporation of Certain Information by
           Reference.........................................  Not applicable

Item 12    Information with Respect to S-2 or S-3
           Registrants.......................................  Not applicable

Item 13    Incorporation of Certain Information by
           Reference.........................................  Not applicable

Item 14    Information with Respect to Registrants Other Than
           S-2 or S-3 Registrants............................  "Summary"; "Selected Historical Financial Data";
                                                               "Management's Discussion and Analysis of Financial
                                                               Condition and Results of Operations"; "Business";
                                                               "Certain U.S. Federal Income Tax Considerations";
                                                               "Financial Statements"

Item 15    Information with Respect to S-3 Companies.........  Not applicable

Item 16    Information with Respect to S-2 or S-3
           Companies.........................................  Not applicable

ITEM NO.                        CAPTION                                      LOCATION IN PROSPECTUS
---------  --------------------------------------------------  --------------------------------------------------
Item 17    Information with Respect to Companies Other Than
           S-2 or S-3 Companies..............................  "Summary"; "Selected Historical Financial Data";
                                                               "Management's Discussion and Analysis of Financial
                                                               Condition and Results of Operations"; "Business";
                                                               "Certain U.S. Federal Income Tax Considerations";
                                                               "Financial Statements"

Item 18    Information if Proxies, Consents or Authorizations
           Are to Be Solicited...............................  Not applicable

Item 19    Information if Proxies, Consents or Authorizations
           Are Not to Be Solicited in an Exchange Offer......  "Exchange Offer"; "Management"; "Principal
                                                               Stockholders"

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Article Eight Section 2(a) of the Registrant's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), provides that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Registrant or is or was serving at the request of the Registrant as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Registrant to the fullest extent authorized by the General Corporation Law of the State of Delaware against all expense, liability and loss (including attorneys' fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; PROVIDED, HOWEVER, that the Registrant shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.

    Article Eight Section 2(c) of the Registrant's Certificate of Incorporation provides that the right to indemnification conferred in Certificate of Incorporation shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-law, agreement, vote of stockholders or disinterested directors or otherwise.

    Article Eight Section 2(d) of the Registrant's Certificate of Incorporation further provides that the Registrant may maintain insurance, at its expense, to protect itself and any director or officer of the Registrant or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Registrant would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

    Section 145 of the Delaware General Corporation Law makes provision for the indemnification of officers and directors in terms sufficiently broad to indemnify officers and directors of the Company under certain circumstances from liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

    See item 22 of this Registration Statement regarding the position of the Securities and Exchange Commission on indemnification for liabilities arising under the Securities Act.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    See Index to Exhibits.

ITEM 22. UNDERTAKINGS

    1. The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the Registrant undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    2. The Registrant undertakes that every prospectus: (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    3. The undersigned Registrant hereby undertakes that insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim of indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    4. The undersigned Registrant hereby undertakes that, for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Elmsford, New York on December 9, 1997.


                                DISCOVERY ZONE, INC.

                                By:  /s/ SCOTT W. BERNSTEIN
                                     -----------------------------------------
                                     Name: Scott W. Bernstein
                                     Title:  CHIEF EXECUTIVE OFFICER, PRESIDENT
                                           AND DIRECTOR


    Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities indicated on December 9, 1997.



             NAME                         TITLE
------------------------------  --------------------------
       /S/ SCOTT W. BERNSTEIN
------------------------------  Chief Executive Officer,
           Scott W. Bernstein   President and Director

                     *
------------------------------  Director
           Martin S. Davis

                     *
------------------------------  Director
           Greg S. Feldman

                     *
------------------------------  Director
           Douglas W. Rotatori

                     *
------------------------------  Director
          L.G. Schafran

                     *
------------------------------
           Christopher R.       Director
Smith

                     *
------------------------------  Director
          Paul Kurnit

                     *          Senior Vice President,
------------------------------  Chief Financial and
          Robert G. Rooney      Administrative Officer

                     *
------------------------------  Vice President and
          Leighton J. Weiss     Controller

*By:   /S/ SCOTT W. BERNSTEIN
      -------------------------
         Scott W. Bernstein
          ATTORNEY-IN-FACT

                               INDEX TO EXHIBITS


  EXHIBIT
  NUMBER
-----------

      +1.1   Purchase Agreement, dated July 15, 1997, between the Registrant and Jefferies & Company, Inc., as the initial Purchaser (the "Initial Purchaser").

       2.1   The Third Amended Joint Plan of Reorganization of the Registrant, dated March 11, 1997
             (incorporated by reference from the Current Report on Form 8-K of the Registrant, dated July 9,
             1997).

      +2.2   Agreement and Plan of Merger, dated as of July 28, 1997, between Discovery Zone Children's
             Amusement Corp. and the subsidiaries of the Registrant listed therein.

      +2.3   Agreement and Plan of Merger, dated as of July 29, 1997, between the Registrant and Discovery
             Zone Children's Amusement Corporation.

      +3.1   Amended and Restated Certificate of Incorporation of the Registrant.

       3.2   Amended and Restated By-laws of the Registrant.

      +4.1   Indenture, dated as of July 22, 1997, among Registrant, as issuer, Discovery Zone Limited,
             Discovery Zone (Puerto Rico), Inc. and Discovery Zone Licensing, Inc., as guarantors (the
             "Guarantors") and State Street Bank and Trust Company, as trustee (the "Trustee").

       4.2   Form of Exchange Note (included in Exhibit 4.1).

      +4.3   Registration Rights Agreement, dated as of July 22, 1997, between the Registrant and the Initial
             Purchaser.

      +4.4   Warrant Agreement, dated as of July 22, 1997, between the Registrant and State Street Bank and
             Trust Company, as warrant agent.

      +4.5   Escrow and Security Agreement, dated as of July 22, 1997, among the Registrant, as pledgor, the
             Inital Purchaser Inc. and the Trustee, as collateral agent.

      +4.6   Pledge Agreement, dated as of July 22, 1997, between the Registrant and the Trustee, as collateral agent.

      +4.7   Security Agreement, dated as of July 22, 1997, between the Registrant and the Trustee, as collateral agent.

      +4.8   Subsidiary Pledge Agreement, dated as of July 22, 1997, between the Guarantors and the Trustee, as collateral agent.

      +4.9   Subsidiary Security Agreement, dated as of July 22, 1997, between the Guarantors and the Trustee, as collateral agent.

      +4.10  Collateral Assignment of Patents, Trademarks and Copyrights, dated as of July 22, 1997, among the
             Registrant, as assignor, the Guarantors, as assignors and the Trustee, as assignee.

      +4.11  Assignment and License Agreement, dated as of July 29, 1997, among the Registrant, as assignor, the Guarantors, as assignors, and DZ Party, Inc., as assignee.

      +4.12  Form of Intercreditor Agreement, dated as of July 22, 1997, between a lender and the Trustee, as collateral agent.

      +4.13  The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of
             July 29, 1997, between the Company, as mortgagor and the Trustee, as mortgagee, related to property located in Hamilton County, Ohio.

      +4.14  The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of
             July 29, 1997, between the Company, as mortgagor and the Trustee, as mortgagee, related to property located in Cook County, Illinois.

  EXHIBIT
  NUMBER
-----------
      +4.15  The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of
             July 29, 1997, between the Company, as mortgagor and the Trustee, as mortgagee, related to property located in Cobb County, Georgia.

      +4.16  The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of
             July 29, 1997, between the Company, as mortgagor and the Trustee, as mortgagee, related to property located in Franklin County, Ohio.

      +4.17  The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of
             July 29, 1997, between the Company, as mortgagor and the Trustee, as mortgagee, related to property located in Macomb County, Michigan.

      +4.18  The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of
             July 29, 1997, between the Company, as mortgagor and the Trustee, as mortgagee, related to property located in Anoka County, Minnesota.

      +4.19  The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of
             July 29, 1997, between the Company, as mortgagor and the Trustee, as mortgagee, related to property located in Philadelphia County, Pennsylvania.

      +4.20  The Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of
             July 29, 1997, between the Company, as mortgagor and the Trustee, as mortgagee, related to property located in Marion County, Indiana.

      +4.21  The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, Kenneth W. Pearson, as trustee and the
             Trustee, as beneficiary, relating to property located in Dallas County, Texas.

      +4.22  The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, Kenneth W. Pearson, as trustee and the
             Trustee, as beneficiary, relating to property located in Bexar County (San Antonio), Texas.

      +4.23  The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, Kenneth W. Pearson, as trustee and the
             Trustee, as beneficiary, relating to property located in Tarrant County, Texas.

      +4.24  The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, Kenneth W. Pearson, as trustee and the
             Trustee, as beneficiary, relating to property located in Bexar County (Leon Valley), Texas.

      +4.25  The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, Kenneth W. Pearson, as trustee and the
             Trustee, as beneficiary, relating to property located in Fort Bend County, Texas.

      +4.26  The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, Chicago Title Insurance Company, as trustee and the Trustee, as beneficiary, relating to property located in Clark County,
             Washington.

  EXHIBIT
  NUMBER
-----------
      +4.27  The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, The Public Trustee of Arapahoe County,
             Colorado, as trustee and the Trustee, as beneficiary, relating to property located in Arapahoe
             County, Colorado.

      +4.28  The Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, The Public Trustee of Douglas County,
             Colorado, as trustee and the Trustee, as beneficiary, relating to property located in Douglas
             County, Colorado.

       4.29  Open-end Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Amended
             and Restated), dated as of July 29, 1997, among the Registrant, as mortgagor and McDonald's
             Corporation, as mortgagee, relating to property located in Hamilton County, Ohio.

       4.30  Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture
             Filing, dated as of July 29, 1997, among the Registrant, as mortgagor and McDonald's Corporation, as mortgagee, relating to property located in Cook County, Illinois.

       4.31  Amended and Restated Deed to Secure Debt and Security Agreement, dated as of July 29, 1997, among the Registrant, as mortgagor and McDonald's Corporation, as mortgagee, relating to property in
             Cobb County, Georgia.

       4.32  Open-end Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Amended
             and Restated), dated as of July 29, 1997, among the Registrant, as mortgagor and McDonald's
             Corporation, as mortgagee, relating to property located in Franklin County, Ohio.

       4.33  Amended and Restated Mortgage, dated as of July 29, 1997, among the Registrant, as mortgagor and
             McDonald's Corporation, as mortgagee, relating to property located in Macomb County, Michigan.

       4.34  Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture
             Filing, dated as of July 29, 1997, among the Registrant, as mortgagor and McDonald's Corporation, as mortgagee, relating to property located in Anoka County, Minnesota.

       4.35  Amended and Restated Open-end Mortgage, Assignment of Leases and Rents, Security Agreement and
             Fixture Filing, dated as of July 29, 1997, among the Registrant, as mortgagor and McDonald's
             Corporation, as mortgagee, relating to property in Philadelphia County, Pennsylvania.

       4.36  Amended and Restated Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture
             Filing, dated as of July 29, 1997, among the Registrant, as mortgagor and McDonald's Corporation, as mortgagee, relating to property in Marion County, Indiana.

       4.37  Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and
             Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, Kenneth W. Pearson, as trustee and McDonald's Corporation, as beneficiary, relating to property located in Bexar
             County (San Antonio), Texas.

       4.38  Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and
             Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, Kenneth W. Pearson, as trustee and McDonald's Corporation, as beneficiary, relating to property located in Tarrant
             County, Texas.

  EXHIBIT
  NUMBER
-----------
       4.39  Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and
             Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, Kenneth W. Pearson, as trustee and McDonald's Corporation, as beneficiary, relating to property located in Bexar
             County (Leon Valley), Texas.

       4.40  Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and
             Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor (borrower),
             McDonald's Corporation, as grantee (lender) and Chicago Title Insurance Company, as grantee
             (trustee), relating to property located in Clark County, Washington.

       4.41  Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and
             Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, The Public Trustee of Arapahoe County, Colorado, as trustee and McDonald's Corporation, as beneficiary, relating to property located in Arapahoe County, Colorado.

       4.42  Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and
             Fixture Filing, dated as of July 29, 1997, among the Registrant, as grantor, The Public Trustee of Douglas County, Colorado, as trustee and McDonald's Corporation, as beneficiary, relating to property located in Douglas County, Colorado.

       4.43  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Hamilton
             County, Ohio.

       4.44  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Cook County,
             Illinois.

       4.45  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Cobb County,
             Georgia.

       4.46  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Franklin
             County, Ohio.

       4.47  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Macomb
             County, Michigan.

       4.48  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Anoka County,
             Minnesota.

       4.49  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Philadelphia
             County, Pennsylvania.

       4.50  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Marion
             County, Indiana.

       4.51  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Bexar County
             (San Antonio), Texas.

  EXHIBIT
  NUMBER
-----------
       4.52  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Tarrant
             County, Texas.

       4.53  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Bexar County
             (Leon Valley), Texas.

       4.54  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Clark County,
             Washington.

       4.55  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Arapahoe
             County, Colorado.
       4.56  Subordination Agreement, dated as of July 29, 1997, among the Registrant, the Trustee, for itself and as collateral agent, and McDonald's Corporation, related to property located in Douglas
             County, Colorado.

       4.57  Secured Rent Deferral Note of McDonalds Corporation, dated as of July 29, 1997, related to property located in Independence, Missouri.

       4.58  Secured Rent Deferral Note of McDonalds Corporation, dated as of July 29, 1997, related to property located in Royal Palm, Florida.

       4.59  Secured Rent Deferral Note of McDonalds Corporation, dated as of July 29, 1997, related to property located in Cincinnati, Ohio.

       4.60  Secured Rent Deferral Note of McDonalds Corporation, dated as of July 29, 1997, related to property located in Greenfield, Wisconsin.

       4.61  Secured Rent Deferral Note of McDonalds Corporation, dated as of July 29, 1997, related to property located in Webster, Texas.

       4.62  Secured Rent Deferral Note of McDonalds Corporation, dated as of July 29, 1997, related to property located in Houston, Texas.

       4.63  Secured Rent Deferral Note of McDonalds Corporation, dated as of July 29, 1997, related to property located in Manchester, Missouri.

       4.64  Secured Rent Deferral Note of McDonalds Corporation, dated as of July 29, 1997, related to property located in Rancho Cucomonga, California.

       4.65  Secured Rent Deferral Note of McDonalds Corporation, dated as of July 29, 1997, related to property located in Amherst, New York.

       4.66  Secured Rejection Note of McDonalds Corporation, dated as of July 29, 1997.
      *5.1   Opinion and Consent of Shearman & Sterling regarding validity of the Exchange Notes.

      10.1   Employment Agreement, dated as of July 21, 1997, between the Registrant and Scott W. Bernstein.

      10.2   Employment Agreement, dated as of August 1, 1997, between the Registrant and Robert G. Rooney.
      10.3   Employment Agreement, dated as of August 1, 1997, between the Registrant and Sharon L. Rothstein.

      10.4   1997 Stock Incentive Plan.
     +12.1   Statements re computation of ratios.



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

  EXHIBIT
  NUMBER
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      16.1   Letter re change in certifying accountant (incorporated by reference from the Current Report on
             Form 8-K of the Registrant, dated June 3, 1996).

     +21.1   List of Subsidiaries of the Registrant.

     +23.1   Consent of Ernst & Young LLP, independent public accountants for the Registrant.

     +23.2   Consent of Price Waterhouse LLP, independent public accountants for the Registrant.

     +23.3   Consent of Arthur Andersen LLP, independent public accountants for the Registrant.

     *23.4   Consent of Shearman & Sterling (included in exhibit 5.1).

     +24.1   Power of Attorney (included on signature page).

     *25.1   Statement of Eligibility of the Trustee, on Form T-1.

      27.1   Financial Data Schedule.

     *99.1   Form of Letter of Transmittal.

     *99.2   Form of Notice of Guaranteed Delivery.

     *99.3   Form of Exchange Agent Agreement.


------------------------

*   To be filed by Amendment.


+   Previously filed.


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